Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of December 21, 2004, among DADE BEHRING HOLDINGS, INC., a Delaware corporation (“Holdings”), DADE BEHRING INC., a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).  Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

WITNESSETH :

WHEREAS, Holdings, the Borrower, the Lenders, Deutsche Bank Securities Inc., as Lead Arranger and Lead Book Runner, General Electric Capital Corporation and The Royal Bank of Scotland PLC, as Syndication Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of October 3, 2002 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             Section 8.02(n) of the Credit Agreement is hereby amended by deleting the text “$150,000,000” appearing in said Section and inserting the text “$175,000,000” in lieu thereof.

2.             Section 8.09(a) of the Credit Agreement is hereby amended by deleting the table appearing in said Section and inserting the following new table in lieu thereof:

“Fiscal Year Ending	Amount

December 31, 2003	$110,000,000
December 31, 2004	$150,000,000
December 31, 2005	$175,000,000
December 31, 2006	$175,000,000
December 31, 2007	$175,000,000
December 31, 2008	$175,000,000	”.

3.             The definition of “Applicable Margin” appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the table appearing in said Section and inserting the following new table in lieu thereof:

Applicable Credit Rating Level	Applicable Margins
	A-3 Term Loans		B Term Loans		Revolving Loans		Swingline Loans
	Euro Rate	Base Rate	Euro Rate	Base Rate	Euro Rate	Base Rate	Euro Rate	Base Rate
Rating Level 1	4.00%	N/A	1.75%	0.75%	3.75%	2.75%	4.25%	2.75%
Rating Level 2	4.00%	N/A	1.75%	0.75%	3.75%	2.75%	4.25%	2.75%
Rating Level 3	4.25%	N/A	1.75%	0.75%	4.00%	3.00%	4.50%	3.00%

and (ii) inserting the following sentence at the end of said definition:

“It is understood and agreed that for periods prior to the Fifth Amendment 100% Effective Date, the “Applicable Margin” for B Term Loans shall be determined in accordance with the definition of “Applicable Margin” used in this Agreement (as in effect immediately prior to the Fifth Amendment 100% Effective Date).”.

4.             Section 10 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

“Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of December 21, 2004.

“Fifth Amendment 100% Effective Date” shall have the meaning provided in the Fifth Amendment.

II.            Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fifth Amendment, each of Holdings and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of each of the Fifth Amendment General Effective Date (as defined below) and the Fifth Amendment 100% Effective Date (as defined below), in each case both immediately before and immediately after giving effect thereto, (ii) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on each of the Fifth Amendment General Effective Date and the Fifth Amendment 100% Effective Date, in each case both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment General Effective Date or the Fifth Amendment 100% Effective Date, as the case may be (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

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2.             This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.             (a) The provisions of Part I of this Fifth Amendment (other than Sections 3 and 4 of Part I hereof) shall become effective on the date (the “Fifth Amendment General Effective Date”) when each of Holdings, the Borrower, each other Credit Party and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip (facsimile number: 212-354-8113 / email address: myip@whitecase.com).

(b)           The provisions of Sections 3 and 4 of Part I of this Fifth Amendment shall become effective on the date (the “Fifth Amendment 100% Effective Date”) when each of the following conditions shall have been satisfied:

(i)            each Lender with outstanding B Term Loans on such date shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to White & Case LLP as provided in preceding clause (a)(i); and

(ii)           the Fifth Amendment General Effective Date shall have occurred.

6.             By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the B Term Loans) shall be fully guaranteed pursuant to the Holdings Guaranty and the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

7.             From and after each of the Fifth Amendment General Effective Date and the Fifth Amendment 100% Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fifth Amendment General Effective Date or the Fifth Amendment 100% Effective Date, as the case may be.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

DADE BEHRING HOLDINGS, INC.

By:		/s/ Mark W. Moran
	Name:	Mark W. Moran
	Title:	Vice President Tax and Treasury

DADE BEHRING INC.

By:		/s/ Mark W. Moran
	Name:	Mark W. Moran
	Title:	Corporate Vice President and Treasurer

DEUTSCHE BANK AG, NEW YORK BRANCH,
Individually and as Administrative
Agent

By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ Carin M. Keegan
	Name:	Carin M. Keegan
	Title:	Vice President

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fifth Amendment, hereby consents to the entering into of the Fifth Amendment and agrees to the provisions thereof (including, without limitation, Part II, Section 6 thereof).

DADE BEHRING FINANCE CO. LLC

By:	/s/ Louise S. Pearson
	Name:	Louise S. Pearson
	Title:	Secretary and General Counsel

DADE FINANCE LLC (formerly known as Dade Finance, Inc.)

By:	/s/ Louise S. Pearson
	Name:	Louise S. Pearson
	Title:	Secretary and General Counsel